UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 29, 2012 (March 28, 2012).

U.S. ENERGY CORP.
(Exact Name of Company as Specified in its Charter)

Wyoming	0-6814	83-0205516
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

877 North 8th West, Riverton, WY		82501
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (307) 856-9271

Not Applicable
Former Name, Former Address or Former Fiscal Year, If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

□           Written communications pursuant to Rule 425 under the Securities Act
□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 7:  Regulation FD

Item 7.01.  Regulation FD Disclosure

U.S. Energy Corp. published a press release dated March 29, 2012 announcing that the commitment amount and the borrowing base under its wholly-owned Energy One LLC subsidiary’s credit facility with BNP Paribas was increased from $75 million to $100 million regarding the commitment amount, and the borrowing base was increased from $28 million to $30 million on March 28, 2012.

Section 9:  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

Exhibit 99.1.  Press Release dated March 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

Dated: March 29, 2012	By:	/s/ Keith G. Larsen
Keith G. Larsen, CEO